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                            STOCK OPTION CERTIFICATE
                            ------------------------

     This Stock Option Certificate is entered into between STAAR Surgical Company, a Delaware corporation (the "Company"), whose principal executive
                                      -------
office is located at 1911 Walker Avenue, Monrovia, California 91016, and RICHARD
D. SIMMONS (the "Recipient") whose address is 30 Laburnum Way, Nayland, Near
                 ---------
Colchester, Essex, CO6 4LG, United Kingdom, pursuant to that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of Directors on
                                  ----
April 17, 1998 and approved by the shareholders on May 29, 1998.

     1. Grant of Option. Subject to the terms and conditions included herein,
        ---------------
this Stock Option Certificate certifies that the Company has granted to the Recipient, pursuant to the terms of the Plan, an option (the "Option") to
                                                              ------
purchase, in whole or in part, One Hundred Thousand (100,000) shares of the Company's voting common stock, par value $.01 (the "Common Stock") (collectively
                                                    ------ -----
and severally, the "Option Shares"), at the price of Four dollars and
                    ------ ------
Eighty-three cents ($ 4.83) per Option Share (the "Option Price"). The date of
                                                   ------------
this grant is: June 30, 2001, (the "Grant Date").
                                    ----- ----

     2. Plan; Plan Summary. The Recipient's rights to purchase the Option Shares
        ------------------
are governed by the Plan, the terms of which are incorporated herein by this reference.

     3. Character of Option. This Option is [_] a Non-Qualified Option or [X]
        -------------------                                                -
an Incentive Option.

     4. Capacity of Recipient. This Option is granted to the Recipient in the
        ---------------------
Recipient's capacity as (i) [X] an employee, (ii) [_] a director,or (iii) [_]
                             -
a consultant.

     5. Expiration of Option. Subject to the terms and conditions set forth in
        --------------------
this Stock Option Certificate and in the Plan, the right to exercise the Options granted by this Stock Option Certificate shall expire and be null and void and of no further force or effect to the extent not exercised by 5:00 p.m. Pacific Time, on the 30th day of June, 2006 (the "Option Expiration Date").
                                          ------ ---------- ----

     6. Exercise Vesting Conditions. The Option is (i) [_] fully vested upon
        ---------------------------
date of grant, or (ii) [X] subject to the following vesting schedule as well as
                        -
based upon Recipient's continued performance of services in the capacity hereinabove indicated:

                                   Cumulative Vested
                                     Percentage of
     Date                                 Shares
     ----                          ------------------
June 30, 2002                           33 1/3%
June 30, 2003                           66 2/3%
June 30, 2004                            100.0%

The above vesting schedule will be accelerated according to the Recipient's achievement of certain goals

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and objectives to be determined at a later date. A summary of the milestones will be attached to this agreement and will have the same force and effect as if the milestones were stated herein.

     7. Manner of Exercise and Payment. This Option shall be exercised by
        ------------------------------
delivery of this Option Certificate to the Secretary of the Company, together with:

          (a) A Consent of Spouse (as such consent is defined in the Plan) from the spouse of the Recipient, if any, duly signed by such spouse; and

          (b) Full payment for the Option Shares to be purchased in goods funds (in U.S. dollars) by cash or check or through a "same day sale" commitment from the Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Recipient irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Option Price directly to the Company.

     8. Forfeiture; Vesting Conditions.This Option (i)[_] will be fully vested
        ------------------------------
upon date of grant, or (ii) [X] will be subject to Article V, Section 5.05 and
                            ---                    ---------  ------------
Article X of the Plan, inasmuch as the Option will be subject to: (A) the
---------
vesting schedule set forth above and (B) the special rules regulating vesting and forfeiture on Termination of Recipient.

     9. Recipient's Representations. The Recipient represents that the Recipient
        ---------------------------
has received a Section 10(a) Prospectus, which explains the administration and operation of the Plan, and has received a copy of the Plan.

     10. Miscellaneous.
         -------------
          (a) Preparation of Stock Option Certificate. This Stock Option
              ---------------------------------------
Certificate was prepared by the Company or its legal counsel solely on behalf of the Company. It is acknowledged by the Recipient that he or she was not represented by the Company or any of its officers, directors, employees or agents (including the Company's legal counsel) in connection with the transaction contemplated by this Stock Option Certificate, and that the Recipient had separate and independent advice of counsel. In light of the foregoing it is acknowledged by the Recipient that the Company shall not be construed to be solely responsible for the drafting hereof, and that any ambiguity in the Plan or this Stock Option Certificate, or the interpretation thereof or hereof, shall not be construed against the Company as the alleged draftsman of this Stock Option Certificate.

          (b) Interpretation.
              --------------

               (i) Entire Agreement/No Collateral Representations. The Recipient
                   ----------------------------------------------
acknowledges and agrees that this Stock Option Certificate, together with and subject to the Plan: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof, (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or

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written (collectively and severally, the "prior agreements"), and that any such
                                          ----- ----------
prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

               (ii) Amendment; Waiver. Except as expressly otherwise provided
                    -----------------
herein, neither this Stock Option Certificate nor any of its terms may be amended, supplemented, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Certificate. No waiver of any acts or obligations hereunder shall be effective unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.

               (iii) Severability. If any term or provision of this Stock Option
                     ------------
Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Stock Option Certificate, then, and in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Stock Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

          (c) Enforcement. This Stock Option Certificate and the rights and
              -----------
remedies of each party arising out of or relating to this Stock Option Certificate shall be solely governed in accordance with the laws (without regard to the conflicts of law principles thereof) of the state of Delaware.

          (d) Successors and Assigns. The Recipient may not assign his rights or
              ----------------------
benefits or delegate any of his duties or obligations under this Stock Option Certificate, in whole or in part, without the prior written consent of the Company, except pursuant to the terms of the Plan. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Stock Option Certificate shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

          (e) Notices. Unless otherwise specifically provided in this Stock
              -------
Option Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or
                                                   -------
permitted to be given hereunder, or which are given with respect to this Stock Option Certificate, shall be in writing, and shall be given by: (A) personal delivery (which form of notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have

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been given upon the fifth {5th} business day following the date mailed).

     WHEREFORE, the parties hereto have for purposes of this Stock Option Certificate executed this Stock Option Certificate in the City of Monrovia, County of Los Angeles, State of California, effective as of the 13th day of November 2001.

                                            COMPANY:

                                            STAAR Surgical Company, a Delaware
                                            corporation


                                            By: /s/ David Bailey
                                                --------------------------------
                                                David Bailey

ATTEST:

          [SEAL]


                                            By: /s/ John Santos
                                                --------------------------------
                                                John Santos,Secretary

                                            RECIPIENT:


                                            /s/ Richard D. Simmons
                                            ------------------------------------

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                                   Attachment
                                       to
                            Stock Option Certificate.

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

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                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

          [To be signed by the Recipient only upon exercise of Option]

TO:       Secretary
          STAAR Surgical Company
          1911 Walker Avenue
          Monrovia, California 91016

     The undersigned, the holder of an Option under that certain Stock Option
Certificate dated effective the        day of               ,       (the "Option
                                ------        --------------  -----       ------
Certificate"), between STAAR Surgical Company, a Delaware corporation (the
-----------
"Company") and the undersigned (the "Recipient"), hereby irrevocably elects, in
 -------                             ---------
accordance with the terms and conditions of that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of Directors on April 17,
                         ----
1998 and approved by the shareholders on May 29, 1998, under which the Option Certificate was granted, to exercise the undersigned's Option to purchase
                      (  )/1/ shares of the Company's voting common stock, $ .01
---------------------- --
per share par value ("Common Stock") (collectively and severally, the "Option
                      ------ -----                                     ------
Shares"), for the aggregate purchase price                        of
------                                     ----------------------
($     )./(2)/
  -----

     /(1)/Insert number of Option Shares as specified in the Option Certificate which are vested Option Shares (as defined by the Plan) which the Recipient is exercising the Option to purchase.

     /(2)/ Number of Option Shares to be exercised as hereinabove specified multiplied by the Option Price per share.


                         Signature:
                                   ---------------------------------------------
                         Print Name:
                                    --------------------------------------------
                         Address:
                                 -----------------------------------------------

                         -------------------------------------------------------
                         Date:
                              --------------------------------------------------

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